                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

              Date of Report (Date of earliest event) July 7, 2004

                           BELDEN & BLAKE CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)

     Ohio                             0-20100                 34-1686642
----------------------------      -------------------      -----------------
(State or other jurisdiction      (Commission File         (IRS Employer
of incorporation)                 Number)                  Identification No.)

     5200 Stoneham Road, North Canton, Ohio                44720
     ---------------------------------------            ----------
     (Address of principal executive offices)           (Zip Code)

                                 (330) 499-1660
                            -------------------
               Registrant's telephone number, including area code

      Belden & Blake Corporation (the "Company") filed a Form 8-K on July 7, 2004, related to the Company's merger with Capital C Energy Operations, LP, a Delaware limited partnership ("Capital C"), and Capital C Ohio, Inc., an Ohio corporation and a wholly owned subsidiary of Capital C ("Merger Sub") pursuant to which Merger Sub was merged with and into the Company (the "Merger"), with Belden & Blake Corporation surviving the Merger as a wholly owned subsidiary of Capital C. The Merger resulted in a change in control of the Company. Substantially concurrent with the closing of the Merger, the Company consummated the following related transactions:

      - Execution of a new senior secured credit agreement providing for a $100 million term facility, a $30 million revolving credit facility and a $40 million letter of credit facility and related documents;

      - Issuance of $192,500,000 8.75% Senior Secured Notes due 2012 and execution of a related indenture and registration rights agreement;

      - Establishment of long-term hedging arrangements pursuant to a master agreement and related documents with J. Aron, as more fully described in Item 5 below.

      This Form 8-K/A includes additional disclosures relating to these transactions in "Item 1. Changes in Control of Registrant" and "Item 5. Other Events and Regulation FD Disclosure" below. In addition, this Form 8-K/A includes as exhibits the executed documents governing these transactions.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

      The Company's management team remained with the Company after the Merger with the exception of the retirement of the former Chief Executive Officer, John
L. Schwager. Frost W. Cochran is the Company's new Chief Executive Officer. In addition, Gregory A. Beard joined the Company as Executive Vice President, Assistant Secretary and Director; and B. Dee Davis and W. Mac Jensen joined the Company as Senior Vice Presidents. Upon consummation of the Merger all former directors of the Company resigned and the new Board of Directors consists of six members, each of whom is elected annually to serve one-year terms. The initial six members of the Board of Directors are Frost W. Cochran, David M. Carmichael, Michael B. Hoffman, Pierre F. Lapeyre, Jr., David M. Leuschen, and Gregory A. Beard.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

NATURAL GAS HEDGE POSITION

      At the time of the Merger, the Company became a party to long-term commodity hedges (the "Hedges") and reestablished existing commodity hedge transactions for the remainder of 2004 and for 2005 with a counterparty. The Hedges primarily take the form of monthly settled fixed-price swaps in respect of the settlement prices for the market standard New York Mercantile Exchange ("NYMEX") futures contracts on natural gas and crude oil. The Company will pay a NYMEX-based floating price per Mmbtu, in the case of Hedges on natural gas, and will pay a NYMEX-based floating price per Bbl, in the case of Hedges on crude oil, for each month during the term of the Hedges and will receive a fixed price per Mmbtu or Bbl (as the case may be) in accordance with a monthly schedule of fixed prices.

      The following tables reflect the natural gas and crude oil volumes and the weighted average prices under financial hedges (including settled hedges) at July 8, 2004:

                       NATURAL GAS SWAPS      NATURAL GAS COLLARS         CRUDE OIL SWAPS
                      -------------------    ----------------------    ----------------------
                                 NYMEX                 NYMEX PRICE                   NYMEX
                                PRICE PER               PER MMBTU      ESTIMATED    PRICE PER
                       BBTU      MMBTU       BBTU     FLOOR/CAP (1)      MBBLS         BBL
                      ------    ---------    -----    -------------    ---------    ---------
QUARTER ENDING
September 30, 2004     2,040     $ 3.82      1,080    $ 4.00 - 5.77        74        $ 36.06
December 31, 2004      2,040       3.81      1,080      4.00 - 5.76        74          35.68
                      ------     ------      -----    -------------       ---        -------
                       4,080     $ 3.82      2,160    $ 4.00 - 5.76       148        $ 35.87
                      ======     ======      =====    =============       ===        =======

March 31, 2005         1,500     $ 3.81      1,500    $ 4.00 - 5.32        68        $ 34.76
June 30, 2005          1,500       3.70      1,500      4.00 - 5.32        68          34.18
September 30, 2005     1,500       3.70      1,500      4.00 - 5.32        67          33.72
December 31, 2005      1,500       3.70      1,500      4.00 - 5.32        67          33.31
                      ------     ------      -----    -------------       ---        -------
                       6,000     $ 3.73      6,000    $ 4.00 - 5.32       270        $ 34.00
                      ======     ======      =====    =============       ===        =======

March 31, 2006         2,829     $ 6.14                                    63        $ 32.71
June 30, 2006          2,829       5.24                                    62          32.35
September 30, 2006     2,829       5.22                                    62          32.02
December 31, 2006      2,829       5.39                                    62          31.71
                      ------     ------                                   ---        -------
                      11,316     $ 5.50                                   249        $ 32.20
                      ======     ======                                   ===        =======

YEAR ENDING
December 31, 2007     10,745     $ 4.97                                   227        $ 30.91
December 31, 2008     10,126       4.64                                   208          29.96
December 31, 2009      9,529       4.43                                   191          29.34
December 31, 2010      8,938       4.28                                   175          28.86
December 31, 2011      8,231       4.19                                   157          28.77
December 31, 2012      7,005       4.09                                   138          28.70
December 31, 2013      6,528       4.04                                   127          28.70

BBL - BARREL                     MMBTU - MILLION BRITISH THERMAL UNITS
MBBLS - THOUSAND BARRELS         BBTU - BILLION BRITISH THERMAL UNITS

(1) The NYMEX price per Mmbtu floor/cap for the natural gas collars in 2004 assume the monthly NYMEX settles at $3.00 per Mmbtu or higher. If the monthly NYMEX settles at less than $3.00 per Mmbtu then the NYMEX price per Mmbtu will be the NYMEX settle plus $1.00. The NYMEX price per Mmbtu floor/cap for the natural gas collars in 2005 assume the monthly NYMEX settles at $3.10 per Mmbtu or higher. If the monthly NYMEX settles at less than $3.10 per Mmbtu then the NYMEX price per Mmbtu will be the NYMEX settle plus $0.90.

      The proximity of our properties in the Appalachian and Michigan basins to large commercial and industrial natural gas markets has generally resulted in premium wellhead gas prices compared with the prices of NYMEX futures contracts for gas delivered at the Henry Hub in Louisiana. Monthly spot natural gas prices in our market areas are typically 15 to 60 cents higher per Mcf than comparable NYMEX prices. The Company's average price received for crude oil is typically $2.50 to $3.25 per barrel below the NYMEX price per barrel.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

      The following exhibits are filed herewith:

2.1 Agreement and Plan of Merger, dated as of June 15, 2004, by and among Capital C Energy Operations, LP, Capital C Ohio, Inc. and Belden & Blake Corporation

4.1 Supplemental Indenture, dated as of July 2, 2004, by and among Belden & Blake Corporation, the Subsidiary Guarantors, as guarantors, and La Salle National Bank, as trustee

4.2 Indenture, dated as of July 7, 2004, by and among Belden & Blake Corporation, The Canton Oil & Gas Company, Ward Lake Drilling, Inc. and BNY Midwest Trust Company

10.1 ISDA Master Agreement, dated as of June 30, 2004, between Capital C Ohio, Inc. and J. Aron & Company

10.2 Credit and Guaranty Agreement, dated as of July 7, 2004, among Belden & Blake Corporation, The Canton Oil & Gas Company and Ward Lake Drilling, Inc., as Guarantors, various Lenders, and Goldman Sachs Credit Partners L.P., as Sole Lead Arranger, Sole Bookrunner, Syndication Agent and Administrative Agent

10.3 Priority Lien Pledge and Security Agreement, dated as of July 7, 2004, between Belden & Blake Corporation, The Canton Oil & Gas Company, Ward Lake Drilling, Inc. and Wells Fargo Bank, N.A., as Collateral Trustee

10.4 Parity Lien Pledge and Security Agreement, dated as of July 7, 2004, between Belden & Blake Corporation, The Canton Oil & Gas Company, Ward Lake Drilling, Inc. and Wells Fargo Bank, N.A., as Collateral Trustee

10.5 Priority Lien Pledge Agreement, dated as of July 7, 2004, between Capital C Energy Operations, LP and Wells Fargo Bank, N.A., as Collateral Trustee

10.6 Parity Lien Pledge Agreement, dated as of July 7, 2004, between Capital C Energy Operations, LP and Wells Fargo Bank, N.A., as Collateral Trustee

10.7 Collateral Trust Agreement, dated as of July 7, 2004, among Belden & Blake Corporation, the other Pledgors party from time to time thereto, Goldman Sachs Credit Partners L.P., as Administrative Agent under the Credit Agreement, J. Aron & Company, as Hedge Counterparty under the Hedge Agreement, BNY Midwest Trust Company, as Trustee under the Indenture, and Wells Fargo Bank, N.A., as Collateral Trustee

10.8 Guaranty Agreement, dated as of July 7, 2004, by J. Aron & Company, The Canton Oil & Gas Company and Ward Lake Drilling, Inc.

10.9 Management Services Agreement, dated as of July 7, 2004, by and between Capital C Energy Operations, LP and Belden & Blake Corporation

10.10 Termination and Release Agreement, dated as of July 7, 2004, by and among Belden & Blake Corporation, The Canton Oil & Gas Company, Ward Lake Drilling, Inc., Ableco Finance LLC and Wells Fargo Foothill, Inc.

10.11 Purchase Agreement, dated as of July 1, 2004, by and among Belden & Blake Corporation, The Canton Oil & Gas Company, Ward Lake Drilling, Inc. and Goldman, Sachs & Co.

10.12 Exchange and Registration Rights Agreement, dated as of July 7, 2004, by and among Belden & Blake Corporation, The Canton Oil & Gas Company, Ward Lake Drilling, Inc. and Goldman, Sachs & Co.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2004                  BELDEN & BLAKE CORPORATION
                                     (Registrant)

                                     By: /s/ Robert W. Peshek
                                         --------------------------------
                                         Robert W. Peshek, Senior Vice President
                                         and Chief Financial Officer